SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 14, 2002

Asia Global Crossing Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-30994 (Commission File Number)	98-022-4159 (IRS Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton, Bermuda (Address of Principal Executive Offices)	HM12 (Zip Code)

Registrant’s telephone number, including area code (441) 296-8600

Item 5. Other Events.

     On January 11, 2002, Asia Global Crossing Ltd. (“Asia Global Crossing”) issued a joint press release with Global Crossing Ltd. (“Global Crossing”) concerning a realignment of the top leadership jobs of Asia Global Crossing and Global Crossing.

     A copy of the Asia Global Crossing/Global Crossing joint press release, dated January 11, 2002, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Asia Global Crossing Ltd. / Global Crossing Ltd. Joint Press Release, dated January 11, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA GLOBAL CROSSING LTD.

By:	/s/ Charles F. Carroll Name: Charles F. Carroll Title: General Counsel

Dated: January 14, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Asia Global Crossing Ltd./Global Crossing Ltd. Joint Press Release, dated January 11, 2002